UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   March 30, 2010
                                                 ---------------------

                      Presidential Realty Corporation
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        (Exact name of registrant as specified in its charter)

       DELAWARE                   1-8594              13-1954619
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(State or other jurisdiction   (Commission          (I.R.S. Employer
     of incorporation)          File Number)     Identification Number)

180 South Broadway, White Plains, New York           10605
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(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code   (914) 948-1300
                                                     --------------


                  No change since last Report
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities
       Act (17CFR230.425)
[ X ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)
[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))
[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))









ITEM 2.02.        Results of Operations and Financial Condition.

   On March 30, 2010, Presidential Realty Corporation issued the press release announcing financial results for the three months and year ended December 31, 2009.

   A copy of this press release is annexed hereto as Exhibit 99.1.







                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 30, 2010               PRESIDENTIAL REALTY CORPORATION



                                    By:/s/ Jeffrey F. Joseph
                                       ----------------------------
                                       Jeffrey F. Joseph
                                       President







INDEX TO EXHIBITS


Exhibit No.             Description

99.1                    Press Release dated March 30, 2010